UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): September 15, 2008
DATASCOPE CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-6516	13-2529596

(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification Number)
14 Philips Parkway, Montvale, New Jersey, 07645-9998
(Address of Principal Executive Offices) (Zip Code)
(201) 391-8100
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 3.02. Unregistered Sales of Equity Securities
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-2.1: AGREEMENT AND PLAN OF MERGER
EX-99.1: PRESS RELEASE

Item 1.01. Entry into a Material Definitive Agreement.
          On September 15, 2008, Datascope Corp. (“Datascope”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Getinge AB (“Parent”) and DaVinci Merger Sub, Inc. (“Purchaser”), a wholly-owned subsidiary of Getinge AB, a company organized under the laws of Sweden (“Getinge”). Subject to the terms and conditions of the Merger Agreement, Purchaser will commence a cash tender offer to purchase all of the outstanding shares of common stock of Datascope at a price of $53.00 per share. Upon completion of the tender offer and subject to the terms and conditions of the Merger Agreement, Purchaser will merge with and into Datascope, with each outstanding share of Datascope common stock being converted into the right to receive $53.00 in cash. Datascope will survive the merger as a wholly-owned subsidiary of Getinge.
          Purchaser’s obligation to accept for payment and pay for the shares of Datascope common stock tendered in connection with the tender offer is subject to customary conditions, including, among other things:
•	the tender of a majority of the total number of outstanding shares of Datascope common stock, on a fully diluted basis (including the assumption that any outstanding warrants issued by Datascope will be exercised and that all options available for grant under Datascope’s equity incentive plans have been granted);

•	the expiration or termination of any waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and material applicable foreign statutes and regulations;

•	the accuracy of the representations and warranties of Datascope in the Merger Agreement;

•	the compliance by Datascope with its covenants in the Merger Agreement; and

•	the absence of a material adverse effect on Datascope.
          In consideration for the agreements set forth in the Merger Agreement, Datascope granted to Purchaser, under the Merger Agreement, an irrevocable option (the “Merger Option”) to purchase, at $53.00 per share, newly issued shares of Datascope common stock that, when added to the number of shares of Datascope common stock owned by Purchaser and Parent immediately following the consummation of the tender offer, shall constitute sufficient shares to consummate a “short-form” merger under the Delaware General Corporation Law. The Merger Option shall be exercisable only after the Purchaser has acquired at least 80% of the outstanding shares of Datascope common stock. Pursuant to the Merger Option, Datascope would only be required to issue up to that number of shares of its common stock that would not require a shareholder approval under the Marketplace Rules of NASDAQ and that would not exceed the number of authorized shares of common stock of Datascope.

          The Merger Agreement includes customary representations, warranties and covenants of Datascope and Getinge and customary closing conditions, including the requirement to seek regulatory approvals. Subject to the terms and conditions of the Merger Agreement, during the period from the signing of the Merger Agreement until closing, Datascope expects its existing operations to continue in the ordinary course consistent with past practice.
          The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Merger Agreement has been attached to provide investors with information regarding its terms and conditions. It is not intended to provide any other factual information about Datascope, Purchaser or Parent. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in a confidential disclosure letter provided by Datascope to Purchaser and Parent in connection with the signing of the Merger Agreement. This disclosure letter contains information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between Datascope, on the one hand, and Purchaser and Parent, on the other hand, rather than establishing matters as facts. Accordingly, the representations and warranties in the Merger Agreement should not be viewed as characterizations of the actual state of facts about Datascope, Purchaser or Parent.
          This material is for informational purposes only. Datascope, Purchaser and Parent disclaim all warranties and conditions with regard to use of this material for other purposes. Datascope, Purchaser and Parent shall not, at any time, be liable for any special, direct, indirect or consequential damages, whether in an action of contract, negligence or other action arising out of or in connection with the use or performance of this material. Nothing herein should be construed as constituting any kind of warranty.
Important Additional Information
THE TENDER OFFER DESCRIBED IN THIS CURRENT REPORT ON FORM 8-K HAS NOT YET BEEN COMMENCED. THIS ANNOUNCEMENT AND THE DESCRIPTION CONTAINED HEREIN IS NEITHER AN OFFER TO PURCHASE NOR A SOLICITATION OF AN OFFER TO SELL SECURITIES. AT THE TIME THE TENDER OFFER IS COMMENCED, PARENT AND PURCHASER INTEND TO FILE A TENDER OFFER STATEMENT ON SCHEDULE TO CONTAINING AN OFFER TO PURCHASE, FORMS OF LETTERS OF TRANSMITTAL AND OTHER DOCUMENTS RELATING TO THE TENDER OFFER, AND DATASCOPE INTENDS TO FILE A SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 WITH RESPECT TO THE TENDER OFFER. DATASCOPE, PARENT AND PURCHASER INTEND TO MAIL THESE DOCUMENTS TO

DATASCOPE STOCKHOLDERS. THE TENDER OFFER STATEMENT AND THE OTHER DOCUMENTS RELATING TO THE TENDER OFFER WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TENDER OFFER AND DATASCOPE STOCKHOLDERS ARE URGED TO READ THEM CAREFULLY WHEN THEY BECOME AVAILABLE. THE TENDER OFFER STATEMENT AND THE OTHER DOCUMENTS RELATING TO THE TENDER OFFER WILL BE MADE AVAILABLE TO DATASCOPE SHAREHOLDERS AT NO EXPENSE TO THEM. IN ADDITION, SUCH DOCUMENTS (AND ALL OTHER DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION) WILL BE AVAILABLE AT NO CHARGE ON THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV.
Cautionary Note Regarding Forward-Looking Statements
          This filing contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are not historical facts, but instead represent current beliefs, assumptions and expectations regarding future events. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual results due to a variety of factors. Forward-looking statements involve inherent risks and uncertainties. Information regarding these risks and uncertainties is included in public documents for Datascope filed with the Securities and Exchange Commission. None of Datascope, Purchaser or Parent undertakes any obligation to update any forward-looking statement, except as required under applicable law.
Item 3.02. Unregistered Sales of Equity Securities.
          The description of the Merger Option described in Item 1.01 is incorporated herein by reference. The Merger Option was issued in reliance upon an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

2.1	Agreement and Plan of Merger, dated as of September 15, 2008, by and among Datascope Corp., Getinge AB and DaVinci Merger Sub, Inc.

99.1	Press Release announcing the sale of Datascope, dated September 16, 2008.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DATASCOPE CORP. Registrant
/s/ Henry M. Scaramelli
Name:	Henry M. Scaramelli
Title:	Vice President, Finance and Chief Financial Officer

Dated: September 16, 2008

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 15, 2008, by and among Datascope Corp., Getinge AB and DaVinci Merger Sub, Inc.

99.1	Press Release announcing the sale of Datascope, dated September 16, 2008.